                                               EASTERN DISTRICT OF VIRGINIA

In re Pathnet Fiber Equipment LLC                                  CASE NO. BK-01-12268
                                                                   REPORTING PERIOD:  APRIL 30, 2001

                                                 MONTHLY OPERATING REPORT
                      File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.
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                                                                                           DOCUMENT    EXPLANATION
REQUIRED DOCUMENTS                                                        FORM NO.         ATTACHED     ATTACHED
Schedule of Cash Receipts and Disbursements                                MOR-1              N/A
     Bank Reconciliation (or copies of debtor's bank reconciliation        MOR-1 (CON'T)      N/A
     Copies of bank statements                                                                N/A
     Cash disbursements journals                                                              N/A
Statement of Operations                                                    MOR-2              N/A
Balance Sheet                                                              MOR-3              N/A
Status of Postpetition Taxes                                               MOR-4              N/A
    Copies of IRS Form 6123 or payment receipt                                                N/A
    Copies of tax returns filed during reporting period                                       N/A
Summary of Unpaid Postpetition Debts                                       MOR-4              N/A
    Listing of aged accounts payable                                                          N/A
Accounts Receivable Reconciliation and Aging                               MOR-5              N/A
Debtor Questionnaire                                                       MOR-5              N/A
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I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                                      Date

---------------------------------------
Signature of Joint Debtor                                                Date

/s/ James M. Craig
---------------------------------------
Signature of Authorized Individual*                                      Date   05-31-01

James M. Craig
---------------------------------------                                    Chief Financial Officer
Printed Name of Authorized Individual                                    Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                                                        FORM MOR
                                                                                                   (9/99)

IN RE______________________________________________                          CASE NO. _______________________________________________
                                         Debtor                              REPORTING PERIOD: ________________________________________
                                       SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement.   The beginning cash should be the ending cash from the prior month or, if this is the
first report,  the amount should be the balance on the date the petition was filed.   The amounts reported in the "CURRENT MONTH - ACTUAL" column must
equal the sum of the four bank account columns.   The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL
REPORT (FORM IR-1) .  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal
must equal the total disbursements reported on this page.   A bank reconciliation must be attached for each account.  [See MOR-1 (CON'T)]
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                                      BANK ACCOUNTS                   CURRENT MONTH           CUMULATIVE FILING TO DATE
                             OPER.  PAYROLL   TAX     OTHER       ACTUAL       PROJECTED         ACTUAL       PROJECTED
CASH BEGINNING  OF MONTH                                                   0                              0

RECEIPTS
CASH  SALES                                                                0                              0
ACCOUNTS RECEIVABLE                                                        0                              0
LOANS AND ADVANCES                                                         0                              0
SALE  OF  ASSETS                                                           0                              0
OTHER  (ATTACH  LIST)                                                      0                              0
TRANSFERS  (FROM  DIP ACCTS)                                               0                              0
                                                                           0                              0
    TOTAL  RECEIPTS               0       0        0       0               0                              0

DISBURSEMENTS
NET PAYROLL                                                                0                              0
PAYROLL TAXES                                                              0                              0
SALES, USE, & OTHER TAXES                                                  0                              0
INVENTORY PURCHASES                                                        0                              0
SECURED/ RENTAL/ LEASES                                                    0                              0
INSURANCE                                                                  0                              0
ADMINISTRATIVE                                                             0                              0
SELLING                                                                    0                              0
OTHER  (ATTACH  LIST)                                                      0                              0
                                                                           0                              0
OWNER DRAW *                                                               0                              0
TRANSFERS (TO DIP ACCTS)                                                   0                              0
                                                                           0                              0
PROFESSIONAL FEES                                                          0                              0
U.S. TRUSTEE  QUARTERLY FEES                                               0                              0
COURT COSTS                                                                0                              0
TOTAL DISBURSEMENTS               0       0        0       0               0                              0

NET CASH FLOW                     0       0        0       0               0                              0
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH               0    0.00     0.00       0               0                              0
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* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

                                               THE FOLLOWING SECTION MUST BE COMPLETED
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DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:   (FROM CURRENT MONTH  ACTUAL COLUMN)
TOTAL DISBURSEMENTS                                                                                         $
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                                      $
    PLUS:   ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)                       $
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                             $
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                                                                                                               FORM MOR-1
                                                                                                                    (9/99)

In re_________________________________________                                 Case No. ___________________________________
                                   Debtor                                      Reporting Period:_____________________________

                                              CONTINUATION SHEET FOR MOR-1
A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.
-------------------------------------------------------------------------------------------------------------------------
                                          Operating             Payroll                 Tax                 Other
                                                          #                    #                     #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)
OTHER  (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                    Date      Amount     Date      Amount      Date      Amount     Date      Amount

CHECKS OUTSTANDING                    Ck. #      Amount     Ch. #     Amount     Ck. #      Amount     Ck. #     Amount

-------------------------------------------------------------------------------------------------------------------------
OTHER

                                                                                                                        FORM MOR-1 (CON'T)
                                                                                                               (9/99)

In re________________________________                                       Case No.____________________________________
                                    Debtor                                  Reporting Period.:_____________________________

                                                 STATEMENT OF OPERATIONS
                                                    (Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.
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                                                                                                              CUMULATIVE
REVENUES                                                                                    Month           Filing to Date
Gross Revenues
Less:  Returns and Allowances
Net Revenue                                                                                  $0.00               $0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold                                                                            0.00                0.00
Gross Profit                                                                                  0.00                0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)                                                                                              0
Total Operating Expenses Before Depreciation                                                     0                   0
Depreciation/Depletion/Amortization                                                              0
Net Profit (Loss) Before Other Income & Expenses                                                 0                   0
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                       0
Interest Expense - (intercompany)                                                                                    0
Other Expense (attach schedule)                                                                                      0
Net Profit (Loss) Before Reorganization Items                                                    0                   0
REORGANIZATION ITEMS
Professional Fees                                                                                                    0
U. S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses                                                                    0                   0
Income Taxes                                                                                     0
Net Profit (Loss)                                                                                0                   0
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*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                                                FORM MOR-2
                                                                                                   (9/99)

In re___________________________________                             Case No.__________________________________
                        Debtor                                       Reporting Period:___________________________

                                       STATEMENT OF OPERATIONS - CONTINUATION SHEET

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                                                                                                        CUMULATIVE
BREAKDOWN OF "OTHER" CATEGORY                                        MONTH                            FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

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REORGANIZATION ITEMS - INTEREST EARNED ON ACCUMULATED CASH FROM CHAPTER 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                                                                          FORM MOR-2 (CON'T)
                                                                                                (9/99)

In re                                                                       Case No.
                                            Debtor                          Reporting Period:

                                            BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.
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                                                     BOOK VALUE AT END OF                 BOOK VALUE ON
                    ASSETS                       CURRENT REPORTING MONTH                   PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents

Accounts Receivable (Net)
Notes Receivable
Inventories
Prepaid Expenses
Professional Retainers
Other Current Assets (attach schedule)
TOTAL CURRENT ASSETS                                                      0                          0
PROPERTY AND EQUIPMENT
Real Property and Improvements
Machinery and Equipment
Furniture, Fixtures and Office Equipment
Leasehold Improvements
Vehicles
Less Accumulated Depreciation
TOTAL PROPERTY & EQUIPMENT                                                0                          0
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)
TOTAL OTHER ASSETS                                                        0                          0

TOTAL ASSETS                                                              0                          0

                                                   BOOK VALUE AT END OF                   BOOK VALUE ON
         LIABILITIES AND OWNER EQUITY          CURRENT REPORTING MONTH                     PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
Accounts Payable
Taxes Payable (refer to FORM MOR-4)
Wages Payable
Notes Payable
Rent / Leases - Building/Equipment
Secured Debt / Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other Postpetition Liabilities (attach schedule)
TOTAL POSTPETITION LIABILITIES                                           $0                         $0
LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
Secured Debt
Priority Debt
Unsecured Debt
TOTAL PRE-PETITION LIABILITIES                                           $0                         $0

TOTAL LIABILITIES                                                        $0                         $0
OWNER EQUITY
Capital Stock
Additional Paid-In Capital
Partners' Capital Account
Owner's Equity Account
Retained Earnings - Pre-Petition
Retained Earnings - Postpetition
Adjustments to Owner Equity (attach schedule)
Postpetition Contributions (Distributions) (Draws) (attach schedule)
NET OWNER EQUITY                                                         $0                         $0

TOTAL LIABILITIES AND OWNERS' EQUITY                                     $0                         $0
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                                                                                            FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                              (9/99)

In re                                                                                       Case No. _________________________
                                   Debtor                                                   Reporting Period:___________________

                                            BALANCE SHEET - CONTINUATION SHEET

-------------------------------------------------------------------------------------------------------------------------
                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                           ASSETS                               CURRENT REPORTING MONTH             PETITION DATE
Other Current Assets

Other Assets

                                                                  BOOK VALUE AT END OF              BOOK VALUE ON
                LIABILITIES AND OWNER EQUITY                    CURRENT REPORTING MONTH             PETITION DATE
Other Postpetition Liabilities

Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

-------------------------------------------------------------------------------------------------------------------------

Restricted Cash:  cash that is restricted for a specific use and not available to fund operations.  Typically, restricted cash is segregated into a separate account, such as an escrow account.

                                                                                            FORM MOR-3 (CON'T)
                                                                                            (9/99)

In re______________________________                                               Case No. ___________________________
                              Debtor                                              Reporting Period:_____________________

                                               STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.
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                                          BEGINNING      AMOUNT                                                 ENDING
                                             TAX       WITHHELD OR     AMOUNT         DATE       CHECK NO.        TAX
                                          LIABILITY      ACCRUED        PAID          PAID        OR EFT       LIABILITY
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:_________________
   Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:_________________
   Total State and Local
TOTAL TAXES
-------------------------------------------------------------------------------------------------------------------------

                                           SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.
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                                                                     NUMBER OF DAYS PAST DUE
                                        Current       0-30          31-60         61-90        Over 90       Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:__________________________
Other:__________________________
TOTAL POSTPETITION DEBTS
-------------------------------------------------------------------------------------------------------------------------
EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

*"Insider" is defined in 11 U.S.C. Section 101(31).                                                             FORM MOR-4
                                                                                                             (9/99)

In re______________________________                                                   Case No. ___________________________
                              Debtor                                                  Reporting Period:_____________________

                                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

-------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE RECONCILIATION                                                                 AMOUNT
Total Accounts Receivable at the beginning of the reporting period
+ Amounts billed during the period
- Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                                                          AMOUNT
0 - 30 days old
31 - 60 days old
61 - 90 days old
91+ days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)
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                                              DEBTOR QUESTIONNAIRE
-------------------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                                    YES          NO
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide an explanation below.
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period?  If yes, provide an explanation below.
3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation below.
4.  Are workers compensation, general liability and other necessary insurance coverages in effect?  If no, provide an explanation below.
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                                                                                                    FORM MOR-5
                                                                                                    (9/99)